                                                                    Exhibit (24)

                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1998 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                         /s/ Alexander G. Anagnos
                                         Alexander G. Anagnos
                                         Director

March 11, 1999

                                                                    Exhibit (24)



                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1998 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                              /s/ H. C. Bailey, Jr.
                                              H.C. Bailey, Jr.
                                              Director

March 11, 1999

                                                                    Exhibit (24)

                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1998 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                              /s/ Fredric H. Gould
                                              Fredric H. Gould
                                              Director

March 11, 1999

                                                                    Exhibit (24)


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1998 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                         /s/ David M. Osnos
                                         David M. Osnos
                                         Director

March 11, 1999

                                                                    Exhibit (24)



                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1998 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                             /s/ John N. Palmer
                                             John N. Palmer
                                             Director
March 11, 1999

                                                                    Exhibit (24)

                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1998 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                                 /s/ Leland R. Speed
                                                 Leland R. Speed
                                                 Chairman of the Board

March 11, 1999